LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

COLLECTION PERIOD:                  AUGUST  1-31, 2004                             PAYMENT DATE:   SEP 15 2004
DETERMINATION DATE:                 SEP 09 2004                                    REPORT BRANCH:  2041

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INITIAL DEAL                                                TOTAL          CLASS A-1        CLASS A-2         OVERCOLLATERALIZATION
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Class Percentages                                              100.00%            68.64%          30.36%                 1.00%
Original Pool Balance                                  303,030,302.06    208,000,000.00   92,000,000.00          3,030,302.06
Note Balance Total                                     300,000,000.00    208,000,000.00   92,000,000.00
Number of Contracts                                            16,418
Class Pass Through Rates                                                         1.5030%         2.8410%
Servicing Fee Rate                                            1.75000%
Indenture Trustee Fee                                         0.00350%
Custodian Fee                                                 0.02000%
Backup Servicer Fee                                           0.02150%
Insurance Premium Fee                                         0.35000%
Class C Certificate Rate                                      6.00000%

Initial Weighted Average APR                                 10.07510%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                            0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio           10.07510%
Initial Weighted Average Remaining Term                         64.74
Initial Weighted Average Original Term                          68.01

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CURRENT MONTH CERTIFICATE
     BALANCES                                               TOTAL          CLASS A-1          CLASS A-2
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BOP:
Total Pool Balance                                     257,234,209.66    162,203,907.58     92,000,000.00      3,030,302.06
Total Note Balance                                     247,726,077.42    155,726,077.42     92,000,000.00

EOP:
Number of Current Month Closed Contracts                          406
Number of Reopened Loans                                            0
Number of Contracts - EOP                                      14,398
Total Pool Balance  -  EOP                             247,474,727.41    152,444,425.33     92,000,000.00      3,030,302.06
Total Note Balance - EOP                               236,953,324.19    144,953,324.19     92,000,000.00

Class Collateral Pool Factors                              0.78984441        0.69689098        1.00000000

Weighted Average APR of Remaining Portfolio                  10.00463%
Weighted Average Monthly Dealer Participation Fee Rate        0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio            10.00463%
Weighted Average Remaining Term                                 59.77
Weighted Average Original Term                                  68.22

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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TOTAL DISTRIBUTION AMOUNT                                                                                 CONTRACTS
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     Monthly Payments:              Principal                                                 4,090,544.07
                                    Interest                                                  2,047,946.56
     Early Payoffs:                 Principal Collected                                       5,152,057.47
                                    Early Payoff Excess Servicing Compensation                       15.35
                                    Early Payoff Principal Net of Rule of 78s Adj.            5,152,042.12            370
                                    Interest                                                     44,353.78
     Liquidated Receivable:         Principal Collected                                          39,215.08
                                    Liquidated Receivable Excess Servicing Compensation               0.00
                                    Liquidated Receivable Principal Net of Rule of 78s Adj.      39,215.08             35
                                    Interest                                                        120.70
     Purchase Amount:               Principal                                                    15,003.31              1
                                    Interest                                                        240.04
                                                 Total Principal                              9,296,804.58
                                                 Total Interest                               2,092,661.08
                                                 Total Principal and Interest                11,389,465.66
     Recoveries                                                                                 266,636.75
     Excess Servicing Compensation                                                                   15.35
     Late Fees & Miscellaneous Fees                                                              50,076.87
     Collection Account Customer Cash                                                        11,706,194.63
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                        11,885.65
     Available Funds                                                                         11,718,080.28

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                                                                                      DISTRIBUTION       SHORTFALL / DRAW
DISTRIBUTION                                                                              AMOUNT         DEFICIENCY CLAIM
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                                                                                     11,718,080.28
Monthly Dealer Participation Fee                                              0.00   11,718,080.28            0.00
Prior Unpaid Dealer Participation Fee                                         0.00   11,718,080.28
Servicing Fees:                     Current Month Servicing Fee         375,133.22
                                    Prior Period Unpaid Servicing Fee         0.00
                                    Late Fees & Miscellaneous Fees       50,076.87
                                    Excess Servicing Compensation            15.35
                                                 Total Servicing Fees:  425,225.44   11,292,854.84            0.00
Indenture Trustee Fee                                                       722.53   11,292,132.31            0.00
Custodian Fee                                                             4,287.24   11,287,845.07            0.00
Backup Servicer Fee                                                       4,608.78   11,283,236.29            0.00
Prior Unpaid Indenture Trustee Fee                                            0.00   11,283,236.29            0.00
Prior Unpaid Custodian Fee                                                    0.00   11,283,236.29            0.00
Prior Unpaid Backup Servicer Fee                                              0.00   11,283,236.29            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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                                                                                      DISTRIBUTION       SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                   AMOUNT          DEFICIENCY CLAIM
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     Class A-1 Note Interest:          Current Month                    195,046.91   11,088,189.38            0.00
                                       Prior Carryover Shortfall              0.00   11,088,189.38
     Class A-2 Note Interest:          Current Month                    217,810.00   10,870,379.38            0.00
                                       Prior Carryover Shortfall              0.00   10,870,379.38
     Principal Payment Amount:         Current Month                    251,350.01   10,619,029.37            0.00
                                       Prior Carryover Shortfall              0.00   10,619,029.37
     Certificate Insurer:              Reimbursement Obligations              0.00   10,619,029.37            0.00
                                       Premium                           69,112.28   10,549,917.09            0.00
     Class C Interest Payment Amount   Current Month                     34,090.91   10,515,826.18            0.00
                                       Prior Carryover Shortfall              0.00   10,515,826.18            0.00
     Supplemental Enhancement Account  Reimbursement                          0.00   10,515,826.18            0.00
     Expenses:                         Trust Collateral Agent                 0.00   10,515,826.18            0.00
                                       Indenture Trustee                      0.00   10,515,826.18            0.00
                                       Backup Servicer                        0.00   10,515,826.18            0.00
                                       Custodian                              0.00   10,515,826.18            0.00
     Distribution to (from) the Spread Account                       10,515,826.18            0.00
     Distribution (from) the Supplemental Enhancement Account                 0.00            0.00

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LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS
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                                                                                     Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                           Balance             Units
     BOP Liquidated Receivable Principal Balance      487,985.98                          46.85               2
     Cram Down Loss                                    13,906.77                      13,906.77               3
     Liquidation Principal Proceeds                    39,215.08
     Principal Loss                                   462,677.67
     Prior Month Cumulative Principal Loss LTD      1,079,602.18
     Cumulative Principal Loss LTD                  1,542,279.85                      13,953.62               5

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STATISTICAL INFORMATION
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DELINQUENCY STATUS:               # OF CONTRACTS      AMOUNT           % OF TOTAL POOL BALANCE

     Current                              11,987  210,473,144.35            85.05%
     1-29 Days                             2,203   34,517,023.56            13.95%
     30-59 Days                              118    1,353,417.63             0.55%
     60-89 Days                               54      734,090.73             0.30%
     90-119 Days                              16      176,253.12             0.07%
     120 Days or More                         20      220,798.02             0.09%
                              Total       14,398  247,474,727.41           100.00%

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                     Trigger          Trigger      Event of Default   Event of
                                    Current Month   Threshold          Event          Threshold        Default

Average Delinquency Ratio               0.64806%      6.00%             NO              8.00%            NO
Cumulative Default Rate                    0.71%      4.03%             NO              4.23%            NO
Cumulative Loss Rate                       0.26%      2.02%             NO              2.33%            NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A
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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:

                                CERTIFICATE INVENTORY                                              RECOVERY INVENTORY
                                    # OF CONTRACTS       AMOUNT *                                    # OF CONTRACTS       AMOUNT *

Prior Month Inventory                         19       397,103.03             Prior Month Inventory               3      58,820.40
Repurchased                                    0             0.00                       Repurchased               0           0.00
Adjusted Prior Month Inventory                19       397,103.03    Adjusted Prior Month Inventory               3      58,820.40
Current Month Repos                           22       522,986.34               Current Month Repos              20     388,118.78
Repos Actually Liquidated                     17       336,568.88      Repos from Trust Liquidation               0           0.00
Repos Liquidated at 60+ or 150+                0             0.00         Repos Actually Liquidated              22     435,448.54
Dealer Payoff                                  0             0.00                     Dealer Payoff               0           0.00
Redeemed / Cured                               0             0.00                  Redeemed / Cured               0           0.00
Purchased Repos                                0             0.00                   Purchased Repos               0           0.00
Current Month Inventory                       24       583,520.49           Current Month Inventory               1      11,490.64

                     * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                    # OF CONTRACTS         AMOUNT
Current Month Balance                         35       501,892.75
Cumulative Balance                           137     1,917,358.81
Current Month Proceeds                                  39,335.78
Cumulative Proceeds                                    375,528.67
Current Month Recoveries                               266,636.75
Cumulative Recoveries                                  756,867.55

                                                  RECEIVABLES LIQUIDATED AT 150 OR MORE
                                                  DAYS DELINQUENT, 60 OR MORE DAYS PAST
                                                  THE DATE AVAILABLE FOR SALE AND BY                CUMULATIVE RECEIVABLES
                                                  ELECTION:                                         LIQUIDATED AT 150+ AND 60+:

                                                          Balance             Units                         Balance      Units
Prior Month                                             16,850.58                 2                            0.00          0
Current Trust Liquidation Balance                       30,642.09                 2                       30,642.09          2
Current Monthly Principal Payments                           0.00
Cram Down Loss                                               0.00
Reopened Loan Due to NSF                                     0.00                 1
Current Repurchases                                          0.00                 0
Current Recovery Sale Proceeds                         (16,628.26)               (2)
Deficiency Balance of Sold Vehicles                          0.00
EOP                                                     30,864.41                 3                       30,642.09          2

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A
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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                                     REQUISITE AMOUNT:  4,545,454.53
Total Deposit                                                         4,545,454.53
BOP Balance                                                           4,545,454.53
Remaining Distribution Amount                                        10,515,826.18
Investment Income                                                         5,577.04
Current Month Draw                                                            0.00
EOP Balance Prior to Distribution                                    15,066,857.75

Spread Account Release Amount                                        10,521,403.22

EOP Balance                                                           4,545,454.53

     Class A Principal Payment Amount                                10,521,403.22
     Class C Supplemental Interest and Carryover Shortfall                    0.00
     Class R Certificateholder Distribution                                   0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                         6,818,181.80
BOP Balance                                                           6,818,181.80
Supplemental Enhancement Account Deposit                                      0.00
Current Month Draw                                                            0.00
Supplemental Enhancement Account Investment Earnings                      8,384.62
Supplemental Enhancement Account Investment Earnings Amount to
     Class C Certificateholder                                           (8,384.62)
Class C Supplemental Enhancement Amount Before Release                6,818,181.80

Supplemental Enhancement Account Release Amount                               0.00

EOP Balance                                                           6,818,181.80

Overcollateralization Amount                                         10,521,403.22

Current Month Total Enhancement Amount                               21,885,039.55           8.84%

Required Total Enhancement Amount                                    24,747,472.74          10.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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            CUMULATIVE LOSS:                                            CUMULATIVE GROSS DEFAULT:
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              UP TO MONTH       TRIGGER EVENT     EVENT OF DEFAULT        UP TO MONTH     TRIGGER EVENT   EVENT OF DEFAULT

                   3                 1.01%             1.27%                  3                2.02%           2.31%
                   6                 2.02%             2.33%                  6                4.03%           4.23%
                   9                 2.52%             2.96%                  9                4.79%           5.39%
                   12                4.03%             4.23%                 12                7.57%           7.69%
                   15                4.58%             4.81%                 15                8.71%           8.75%
                   18                5.50%             5.77%                 18               11.00%          10.49%
                   21                6.00%             6.73%                 21               11.54%          12.24%
                   24                6.65%             7.31%                 24               12.08%          13.28%
                   27                7.07%             7.89%                 27               12.86%          14.34%
                   30                7.71%             8.46%                 30               14.02%          15.38%
                   33                8.14%             9.04%                 33               14.80%          16.44%
                   36                8.57%             9.42%                 36               15.58%          17.14%
                   39                8.79%             9.61%                 39               15.98%          17.48%
                   42                9.00%            10.00%                 42               16.36%          18.18%
                   45                9.00%            10.00%                 45               16.36%          18.18%
                   48                9.00%            10.00%                 48               16.36%          18.18%
                   51                9.00%            10.00%                 51               16.36%          18.18%
                   54                9.00%            10.00%                 54               16.36%          18.18%
                   57                9.00%            10.00%                 57               16.36%          18.18%
                   60                9.00%            10.00%                 60               16.36%          18.18%
                   63                9.00%            10.00%                 63               16.36%          18.18%
                   66                9.00%            10.00%                 66               16.36%          18.18%
                   69                9.00%            10.00%                 69               16.36%          18.18%
                   72                9.00%            10.00%                 72               16.36%          18.18%
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     AVERAGE DELINQUENCY RATIO:
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     Up to Month                     Trigger Event   Event of Default
                         12               6.00%           8.00%
                         24               7.00%           9.00%
                         72               8.00%          10.00%
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Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of August 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2004.

/s/ Maureen E. Morley
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Maureen E. Morley
Vice President and Controller